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                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


                                -------------


                                  FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 5, 1996.



                              Capital One Bank
                (Originator of the Capital One Master Trust)
                              on behalf of the
                          Capital One Master Trust
          ---------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                       Virginia                                 0-23750                              54-1719855
            -----------------------------             -----------------------                     --------------
 (State or Other Jurisdiction of Incorporation)       (Commission File Number)                    (IRS Employer
                                                                                              Identification Number)

                         11013 West Broad Street Road
                            Glenn Allen, Virginia                                                   23060
                 -------------------------------------------                                     ----------
                   (Address of Principal Executive Office)                                       (Zip Code)



Registrant's telephone number, including area code (804) 967-1000



                                     N/A
    ---------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. On December 5, 1996 the Capital One Master Trust issued its Class A Floating Rate Asset Backed Certificates,
                 Series 1996-2. On December 11, 1996 the Capital One
                 Master Trust issued its Class A Floating Rate Asset
                 Backed Certificates, Series 1996-3.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following are filed as Exhibits to this Report under Exhibits 4.1, 4.2, 4.3 and 4.4.

         Exhibit 4.1 Standard Definitions and Provisions Annex dated December 5, 1996.

         Exhibit 4.2    Series 1996-2 Supplement dated December 5, 1996.

         Exhibit 4.3 Standard Definitions and Provisions Annex dated December 11, 1996.

         Exhibit 4.4    Series 1996-3 Supplement dated December 11, 1996.

Item 8.          Not Applicable.

Item 9.          Not Applicable.
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPITAL ONE MASTER TRUST
                                          BY: CAPITAL ONE BANK



                                          By: /s/ Lee J. Jacobson
                                             -----------------------
                                             Name: Lee J. Jacobson
                                             Title: Assistant Treasurer

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                                 EXHIBIT INDEX


Exhibit                           Description
-------                           -----------
4.1                       Standard Definitions and Provisions Annex dated December 5, 1996.

4.2                       Series 1996-2 Supplement dated December 5, 1996.

4.3                       Standard Definitions and Provisions Annex dated December 11, 1996.

4.4                       Series 1996-3 Supplement dated December 11, 1996.

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